EXHIBIT 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Kitty Payne, certify that:
1.I have reviewed this Amendment No. 1 to the Transition Report on Form 10-K of USBC, Inc.;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 27, 2026

/s/ Kitty Payne
Kitty Payne
Chief Financial Officer (Principal Financial and Accounting Officer)